Exhibit 10.2

RENEWAL AGREEMENT

This Renewal Agreement (this “Renewal Agreement”) is made and entered into as of this 28th day of October, 2011 by and between The Fresh Market, Inc., a Delaware corporation, with its corporate office located at 628 Green Valley Road, Suite 500, Greensboro, North Carolina (referred to herein along with its successors and assigns as “TFM”) and Burris Logistics, a Delaware corporation, with its corporate office located at 501 S.E. 5th Street, Milford, Delaware (referred to herein along with its authorized assigns as “Burris”).

Whereas, TFM and Burris are parties to a certain Supply and Service Agreement dated January 26, 2007 (as in effect as of the date hereof, the “Existing Agreement”);

Whereas, TFM and Burris desire to renew the Existing Agreement and amend certain terms thereof as provided herein and to otherwise ratify and confirm all the terms, conditions and covenants as set forth therein.

Now, therefore, in consideration of the foregoing and the promises set forth herein, TFM and Burris hereby agree as follows:

1.	Pursuant to Section 1 of the Existing Agreement, the parties agree to renew the Existing Agreement and amend the terms thereof as and to the extent set forth herein.

2.	Section 1 of the Existing Agreement is deleted in its entirety and replaced with the following:

Term. The term of this Agreement is hereby renewed and shall expire on February 5, 2016. Thereafter, this Agreement shall automatically renew for one hundred eighty (180) day periods, unless either party provides written notice to the other of non-renewal at least one hundred eighty (180) days prior to the last day of the then current term.

3.	Section 2(b) of the Existing Agreement is deleted in its entirety and replaced with the following:

b.

At its sole cost and expense, Burris shall (i) maintain, operate, and provide in accordance with all local, county, state, and federal laws the GA Facility and, upon commencing operations hereunder for TFM, the Northeast Facility, and (ii) operate its trucking and transportation equipment and provide the trucking and transportation services hereunder while shipping and delivering Product from a Facility to a TFM Store and while conducting backhaul activities, in each case, in accordance with all local, county, state and federal laws.

4.	Section 2 of the Existing Agreement is further amended to include the following new sub-sections:

f.

Products for TFM Stores as provided herein shall continue to be distributed from Burris’ GA Facility. Beginning not sooner than [***], 2012, Burris may establish the Northeast Facility to provide some or all of the services previously provided from the GA Facility for TFM Stores in the northeast and upper midwest or such other locations as may be agreed to by the parties from time to time. Burris shall use its

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

best efforts to ensure a seamless transition from one Facility to another Facility for TFM Stores that will undergo a transition. The Northeast Facility shall be subject to the same terms, conditions and expectations as the GA Facility. Notwithstanding anything to the contrary herein, during the Transition Period to the Northeast Facility, [***]. During the Transition Period, TFM covenants and agrees that [***]. Further, the parties agree, in the event [***]. Further, the parties agree to continue to work together to balance [***] in a mutually acceptable manner.

g.	In the event TFM opens stores [***] during the term, Products for such stores to be supplied hereunder shall be distributed from the [***].

5.

Section 3 of the Existing Agreement shall remain effective until October 31, 2011 or until such later date as may be mutually agreed upon; provided, however, that in all events Section 3 of the Existing Agreement shall not remain in effect later than December 31, 2011. The parties agree to work together to develop reporting practices, procedures and content reasonably necessary or desirable to assist each party with performing its obligations hereunder and to assist each party with the performance of its internal business processes and internal and external financial reporting. For so long as Section 3 of the Existing Agreement remains in effect, TFM shall be entitled to receive, and Burris shall pay, [***]. In no event shall TFM be entitled to receive, nor shall Burris have an obligation to pay, [***]. Subject to the profit sharing obligations under the Existing Agreement described in the second sentence of this Section 5, after October 31, 2011 or, if later, such mutually agreed upon date (which date shall be no later than December 31, 2011) such Section 3 of the Existing Agreement shall be deleted in its entirety and replaced with the following:

Price/Promotion. This Section 3 addresses Case Upcharge (Section 3(a)), Inbound Product Case Cost (Section 3(b)), Supplementation (Section 3(c)), Transportation Fees (Section 3(d)), and Reconciliation (Section 3(e)):

a.

Case Upcharge. Subject to reconciliation as set forth below, for all services hereunder other than trucking and transportation services the fees for which are paid under Section 3(d) hereof, TFM shall pay Burris a Case Upcharge to be determined using the Estimated Case Volume for the applicable period for Product delivered to and accepted by TFM in accordance with this Agreement. The Case Upcharge shall be offset (reduced) by the following item:

(i)	Purchasing Income. [***].

b.

Inbound Product Case Cost. Subject to reconciliation as set forth below, TFM shall reimburse Burris the Inbound Product Case Cost for Product delivered to and accepted by TFM in accordance with this Agreement.

c.

Transportation Fees. Subject to reconciliation as set forth below and a potential Fuel Cost Adjustment, for trucking and transportation services provided hereunder to transport Product from a Facility to TFM stores, TFM shall pay Burris an all-inclusive Transportation Fee to be determined with respect to each shipment from a Facility to TFM stores using the Transportation Fee per mile set forth on Exhibit B-2 multiplied by the Delivery Route Mileage. TFM shall not pay a mileage-based Transportation Fee on Out-of-Route Miles except as expressly set forth in Sections 3(d)(i)(2). The Transportation Fee to TFM stores in [***] shall not be calculated using a mileage-based Transportation Fee, but instead shall be calculated as set forth on Exhibit B-2 hereto. The following items shall be added to/deducted from the aggregate Transportation Fee billed to TFM:

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

(i)

Transportation Backhaul. Income and expense from Transportation Backhaul will be allocated between the parties as follows and will be added to the Transportation Fees in the case of expenses allocated to TFM and deducted from the Transportation Fees in the case of revenues to TFM:

1.

Third-Party Backhauls. The Transportation Rate will not cover or be applied to (i) Out-of-Route Miles to pick-up third-party backhauls, and (ii) stop and delay times associated with picking up third-party backhauls. All revenue generated from third-party Transportation Backhaul will be allocated as follows: (i) TFM will receive [***] of all third-party Transportation Backhaul revenue, and (ii) Burris will receive [***] of all third-party Transportation Backhaul revenue. The [***] of all Transportation Backhaul revenue that Burris receives is intended to cover [***]. In no event shall TFM be allocated, charged or be required to pay [***] in connection with, arising from or associated with any third party Transportation Backhaul including [***].

2.

Backhaul of Products for TFM. All revenue generated from Transportation Backhaul of products for TFM will be allocated [***] to TFM and, except with respect to [***], the following expenses shall be allocated to TFM for Transportation Backhauls of products for TFM: [***]. In no event shall any of the foregoing charges apply to backhauls of [***]. Notwithstanding the foregoing, Burris reserves the right on a trip by trip basis not to seek or accept backhauls if such services would unreasonably impede or impair Burris’ performance of its obligations under this Agreement.

(ii)	Freight Brokerage Income. [***].

Burris shall maintain reasonably detailed books and records with respect to all matters used to calculate the fees and expenses described in this Section 3(d) and shall provide TFM with reasonable access to such books and records.

d.

Reconciliation. The reconciliations required below may be conducted collectively on one combined Reconciliation Statement with amounts due to or from each party netted to determine a net, aggregate amount due to/from a party, if the parties elect.

(i)	Case Upcharge and Purchasing Income.

(a)

Case Upcharge shall be reconciled semi-annually. In the event the semi-annual reconciliation shows that the Actual Case Volume during such Semi-Annual Period (or Partial Semi-Annual Period) was more than the Estimated Case Volume for such period (and, for example, that the Case Upcharge per case charged during such period should have been less than actually charged), TFM shall either be credited with the amount of its total Case Upcharge overpayment (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement. In the event the semi-annual reconciliation shows that the Actual Case Volume during such Semi-Annual Period was less than the Estimated Case Volume for such period (and, for example, that the Case Upcharge per case charged during such period should have been more than actually charged), TFM shall pay to Burris the total Case Upcharge

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

(b)	underpayment for such semi-annual period (less amounts disputed in good faith by TFM) within five (5) business days of TFM’s receipt of the Reconciliation Statement.

(c)

Purchasing Income shall be reconciled semi-annually. In the event the semi-annual reconciliation shows a difference between the actual Purchasing Income and amounts received by TFM for estimated Purchasing Income during such period, adjustments shall be made as follows: (a) when the actual Purchasing Income exceeds the estimated Purchasing Income, TFM shall either be credited with the amount of such excess (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement, and (b) when actual Purchasing Income is less than the estimated Purchasing Income, TFM shall reimburse Burris the difference within five (5) business days after receipt of the Reconciliation Statement.

(ii)

Inbound Product Case Cost. Inbound Product Case Cost shall be reconciled semi-annually. In the event the semi-annual reconciliation shows a difference in the Inbound Product Case Cost and amounts paid by TFM towards Inbound Product Case Cost during such period, including due to timing of Product cost changes (also known to Burris as a marketing adjustment), reimbursements shall be made as follows: (a) when the amount is positive (i.e., when amounts paid by TFM exceed the reconciled Inbound Product Case Cost), TFM shall either be credited with the amount of its Inbound Product Case Cost overpayment (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement, and (b) when the amount is negative (i.e., when amounts paid by TFM are less than the reconciled Inbound Product Case cost), TFM shall reimburse Burris the difference within five (5) business days after receipt of the Reconciliation Statement.

(iii)	Case Volume Matters.

(a)

Although this Agreement is neither a requirements contract nor an exclusive contract, during any Contract Year starting with the year-ended December 31, 2012, in the event the Actual Case Volume for such Contract Year is less than [***], TFM shall pay to Burris an additional Case Upcharge amount equal, in the aggregate, to the total Case Upcharge for such Contract Year (calculated based upon the Actual Case Volume and the Case Upcharge amount for such Actual Case Volume set forth on Exhibit B-1) multiplied by [***]. The determination of whether any additional Case Upcharge is due Burris shall occur during the reconciliations contemplated under Section 3 hereof and shall be paid within 30 days of such reconciliation.

(b)	This Section 3(d)(iii) shall not apply [***].

(iv)

Transportation. Transportation Fees (including Transportation Backhaul revenue and expenses and Freight Brokerage Income) shall be reconciled semi-annually. In the event the semi-annual reconciliation shows that the actual Transportation Fees, including the Fuel Cost Adjustment, Transportation Backhaul revenue and expenses and Freight Brokerage Income, during such Semi-Annual Period (or Partial Semi-Annual Period) was more than the estimated Transportation Fees (including Transportation Backhaul revenue and

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

expenses and Freight Brokerage Income) for such period (meaning TFM underpaid such Transportation Fees), TFM shall pay to Burris the amount of such underpayment for such semi-annual period (less amounts disputed in good faith by TFM) within five (5) business days of TFM’s receipt of the Reconciliation Statement. In the event the semi-annual reconciliation shows that the actual Transportation Fees, including the Fuel Cost Adjustment, Transportation Backhaul revenue and expenses and Freight Brokerage Income, during such Semi-Annual Period (or Partial Semi-Annual Period) was less than the estimated Transportation Fees for such period (meaning TFM overpaid such Transportation Fees), TFM shall either be credited with the amount of its overpayment of Transportation Fees (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the Reconciliation Statement.

(v)

Burris shall provide to TFM Reconciliation Statements within thirty (30) days after the end of each Semi-Annual Period. In the event Burris fails to provide TFM Reconciliation Statements or reimbursements accurately and on a timely basis as provided above, in addition to TFM’s other available rights and remedies, TFM may offset and/or deduct, by TFM’s estimate, any reimbursements due to TFM from subsequent payments to Burris. In the event TFM’s estimate is inaccurate, Burris may include the amounts of such offset and/or deduct in subsequent billings to TFM.

(vi)

In addition to the reconciliations described above, during the Transition Period to the Northeast Facility, [***]. Periodically during the Transition Period, but in any event no less frequently than quarterly, and promptly after the Transition Period, Burris shall deliver a statement comparing [***]. In the event TFM paid [***], TFM shall either be credited with the amount of its overpayment of [***] (which amount TFM may offset against any other sums owed) or reimbursed the same within five (5) business days of TFM’s receipt of the statement referred to above in this Section 3(d)(vi).

e.	Other Price Matters.

(i)	[***].

(ii)

Burris shall be permitted to charge [***]; provided, however, that notwithstanding the foregoing, Burris may charge [***]; provided further that any such [***]. Burris shall deliver a report to TFM periodically, and in no event less often than monthly, of all [***].

(iii)

Product prices shall be set [***] in accordance with TFM’s fiscal calendar. Any supplier’s or vendor’s Product price changes shall be communicated to TFM in writing or electronically (by electronic price file) at least fourteen (14) days prior to the effective start date of TFM’s monthly order guides of Burris Products. Notwithstanding the foregoing, however, meat and seafood prices shall be set weekly to incorporate changes in commodity prices. All price changes shall take effect Sundays at 12:01 AM.

(iv)	[***]. Burris shall not be required to seek or accept Cross Dock pallets or cases if such services would unreasonably impede the performance of its services hereunder.

(v)	[***].

f.

Periodic Reporting. Burris agrees to provide TFM such reports of the foregoing pricing metrics on a monthly basis as TFM may reasonably request to assist TFM with its internal and external financial reporting with such reports to include monthly and Semi-Annual Period to date information.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

6.	Section 6 of the Existing Agreement is hereby deleted and replaced in the entirety with the following:

Payment Terms. Burris shall deliver to TFM on or before 10:00 A.M. on the first (1st) business day of each week a statement detailing charges for Products delivered during the immediately preceding week (“Weekly Invoice”), time being of the essence. TFM shall pay by wire transfer to Burris [***] of the invoiced amount due (less amounts disputed in good faith by TFM) on or before [***] following TFM’s receipt of the Weekly Invoice (“First Payment”). TFM shall pay by wire transfer to Burris the remaining invoiced amount due (less amounts disputed in good faith by TFM) on or before [***] after the date of the First Payment. Any disputes as to invoiced amounts due shall be promptly discussed by applicable representatives of the parties and, if not promptly resolved, shall be subject to Section 15 below. Notwithstanding the foregoing, TFM shall not be required to pay any statements delivered more than sixty (60) days after the due date for delivery of the statement.

7.	The recipients for notices under Section 19 of the Agreement shall be revised as follows:

If to TFM:		If to Burris:
The Fresh Market, Inc.		Burris Logistics
Attn:	Marc Jones and	Attn:	Donnan R. Burris and
	Scott Duggan		Robert J. Sliwa
628 Green Valley Road, Suite 500		501 S.E. 5th Street
Greensboro, NC 27408		Milford, DE 19963
Tel: (336) 272-1338		Tel: (302) 839-5120
Fax: (336) 272-1664		Fax: (302) 839-5175
E-mail:	marcjones@thefreshmarket.com	E-mail:	dburris@burrislogistics.com
	scottduggan@thefreshmarket.com		bsliwa @burrislogistics.com

8.	Section 25 shall be added to the Agreement and include the following:

Public Announcements. Except as required by applicable law, including, without limitation, state and federal securities laws and the rules and regulations of any stock exchange, all news releases or other announcements by either party or any of their respective affiliates, agents or employees pertaining to this Renewal Agreement (and/or any amendments related hereto) or the transactions contemplated herein must be mutually agreed to by the parties prior to release. TFM agrees to provide Burris with an opportunity to review and comment on any news releases or other announcement regarding this Renewal Agreement (and/or may need to file amendments related hereto) as required by any applicable law, with such comments to be reasonably considered by TFM. Burris acknowledges that TFM will need to file this Renewal Agreement (and/or amendments related hereto) with the Securities and Exchange Commission. TFM will request confidential treatment of pricing and other commercially sensitive portions of this Renewal Agreement. TFM will provide Burris a copy of any such confidential treatment requested and consider in good faith Burris’ comments on such materials; provided that TFM will determine those portions of this Renewal Agreement that it is permitted to request confidential treatment for.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

9.	Section 26 shall be added to the Agreement and include the following:

Vendor Packets. Burris will provide and collect standard vendor packets (in a mutually agreeable form) from the vendors used. The standard vendor packet will include a confidentiality agreement and insurance/indemnification agreement in favor of both Burris and TFM, which requires the naming of Burris and TFM as additional insureds. TFM agrees to provide assistance as necessary to obtain the standard vendor packets from vendors. Burris shall not be in breach of this Agreement if despite reasonable efforts by Burris, a vendor(s) fails to comply with this requirement. Burris shall notify TFM of any vendor(s) who despite demand fails to comply with the requirements of this paragraph.

10.	Section 10 of the Agreement is amended by deleting the current second sentence in its entirety and replacing it with the following:

In the event that Burris or its agents, employees or subcontractors enter premises occupied or under the control of TFM or any other Indemnified Parties in the performance of Burris’ obligations under this Agreement, Burris will defend, indemnify and hold such Indemnified Parties harmless from and against any and all claims, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses) suffered by any such Indemnified Parties on account of loss, cost or damages to property or injury to any person (including death) arising out of, as a result of or in connection with (i) acts or omissions of Burris or its agents, employees or subcontractors in the performance of the services under this Agreement, or (ii) the negligence, gross negligence or willful misconduct of Burris, its employees, agents or subcontractors as determined, in the case of subclause (ii), by a final arbitration decision rendered under Section 15 hereof. Provided, however, that with respect to subpart (i), if the claim (a) is made by TFM or its agents, subcontractors or employees and Burris contends that such claim was not the result of an act or omission of Burris or its agents, employees or subcontractors or (b) is made by any person, regardless of whether such person is an agent, subcontractor or employee of TFM, and Burris contends that such claim was in fact the result of an act or omission of TFM or its agents, employees or subcontractors, TFM may assume the defense of such claim and Burris’s obligation to indemnify and hold harmless shall not apply until a final, non-appealable judicial order or a final arbitration decision rendered under Section 15 hereof, as applicable, determining that such claim was the result of an act or omission of Burris or its agents, employees or subcontractors and, following such order or decision is rendered, Burris shall indemnify and hold such Indemnifiied Parties, including TFM, harmless from such claim, damages, liabilities, losses, judgments, fines, penalties, demands, actions, proceedings, lawsuits, fees, costs, and expenses (including attorneys’ fees and expenses, including the fees and expenses related to the determination of Burris’ act or omission) suffered by any such Indemnified Parties on account of loss, cost or damages to property or injury to any person (including death), including those incurred, suffered or arising prior to and after such order or decision is rendered.

11.	Exhibit B to the Agreement entitled “Estimated Product Case Markup Table” shall be deleted in its entirety and replaced with the Exhibit B-1 attached hereto.

12.	Exhibit B-2 detailing Transportation Fees shall be added to the Agreement as set forth in the Exhibit B-2 attached hereto.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

13.	Exhibit B-3 detailing the “Unloading Fees and Schedule” shall be added to the Agreement as set forth in the Exhibit B-3 attached hereto.

14.	Exhibit C to the Agreement entitled “Definitions” shall be deleted in its entirety and replaced with the Exhibit C attached hereto.

15.

Except as expressly set forth herein, all other terms and conditions of the Existing Agreement shall continue in full force and effect and shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns and the Existing Agreement is hereby ratified, reaffirmed and confirmed by the parties as herein amended.

16.	This Renewal Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

17.	This Renewal Agreement may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical.

18.

This Renewal Agreement replaces and supersedes in all respects that certain letter agreement dated September 30, 2011 between the parties that set forth the agreement in principle to renew the Existing Agreement and amend certain terms thereof as and to the extent set forth therein.

[Signature Page Follows]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers or representatives as of the date first above written.

THE FRESH MARKET, INC.		BURRIS LOGISTICS

By:	/s/ Marc Jones	By:	/s/ Robert J. Sliwa

Name:	Marc Jones	Name:	Robert J. Sliwa

Title:	SVP Merchandising and Marketing	Title:	EVP HR/Legal and Asst. Secretary

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

Product Case Upcharge Table

For purposes of this Agreement, the following volume/case upcharge amounts shall be used in calculating TFM’s Case Upcharge.

Net Cost Per Case to TFM – GA Facility Only

Volume (Measured in Semi-Annual [26 Week] Periods)	Case Upcharge
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]

Net Cost Per Case to TFM – Once the GA Facility and Northeast Facility are Fully Operational (after Transition Period)

Volume (Measured in Semi-Annual [26 Week] Periods)	Case Upcharge
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]		[***]

During the Transition Period, the above is subject to Section 2(f) and Section 3(d)(vi).

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

Exhibit B-2

Transportation Fees

All Deliveries Excluding [***]:

The following sets forth the cost per mile (the “Transportation Rate”) that will serve as the basis for determining the Transportation Fee:

One Distribution Center	Two Distribution Centers
$[***]	$	[***]

The Transportation Fee is determined using the cost per mile set forth above and the Delivery Route Mileage and is subject to potential adjustment in accordance with the Fuel Cost Adjustment and the adjustment for excess Effective Case Rate charges during the Transition Period.

Deliveries for [***]:

The Transportation Fees for trucking and transportation for deliveries to TFM stores located in [***] shall equal the [***]. For purposes of Transportation Fees for deliveries to TFM stores located in [***]:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

While the above list is intended to be all inclusive, there is a possibility that the parties have unintentionally neglected to include [***]. Recognizing that the[***], in the event Burris after the date hereof determines that there are [***], Burris shall request TFM’s approval to include such [***], which approval TFM shall not unreasonably withhold.

[***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

Exhibit B-3

Unloading Fees and Schedule

Receiving Hours

Monday through Friday 1:00 am to 7:00 am

Saturday 7:00 am to 9:00 am

Applies to delivered vendors only

[***]:

$[***].

$[***].

$[***].

$[***].

[***]:

[***]

[***]

[***]

[***]:

[***]

[***]: $[***]

[***]: $[***]

Based off of [***]:

[***] will result in the following fees:

[***]: $[***]

[***]: $[***]

[***]: $[***]

[***]: $[***]

[***]: $[***]

[***]: $[***]

[***]: $[***]

[***]: $[***]

Prices are based on basic breakdown loads of [***]. Prices are subject to increase due to additional work performed as in:

[***]

[***]

[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

Exhibit C

Definitions

“Active Product(s)” means Products listed on TFM’s then current month’s order guide.

“Actual Case Volume” means number of cases shipped from the Facility to TFM stores excluding Cross Dock Product for the applicable period.

“Actual Operating Costs” means the cost required for transportation, warehouse operations, Product buying, and applicable administration specific to TFM.

“Actual Ordered Case Volume” means the number of cases ordered by TFM from Burris.

“Actual Product Case Cost” means the sum of the Inbound Product Case Cost and the applicable Case Upcharge (calculated using the Actual Case Volume).

“Brokerage Monies” means funds provided by the suppliers or vendor that would otherwise be paid to third-party brokers.

“Case Upcharge” means the applicable amount shown in Exhibit B-1.

“Competitive” means that Burris will use its best efforts to help TFM achieve the best possible Inbound Product Case Cost by purchasing all Products in the best brackets based on an economic order quantity method to be defined by TFM. Burris also agrees to actively seek and make any forward buys that will reduce TFM’s Inbound Product Case Cost. Burris will use its best efforts to determine Product cost competitiveness and reduce Inbound Product Case Cost whenever possible. Burris will utilize all third party product resources (diverters) when deemed by TFM to be cost effective and appropriate. Burris agrees to purchase all Products as directed by TFM. In the event Burris in making purchases complying with the requirements of being Competitive as defined above maintains [***] that cause Burris’ [***], TFM shall pay Burris [***]. The [***] shall be the [***]. Such determination shall be made annually and if any amount is due from TFM to Burris, it shall be payable within 30 days of such determination.

“Confidential Information” means any information provided by one party (the “disclosing party”) to the other (the “non-disclosing party”) during the term of this Agreement and designated as confidential by such disclosing party, including, without limitation, any and all information regarding a party’s business methods, vendor lists, marketing strategy, customers, data, technical information so provided; provided, however, Confidential Information shall not include information or documentation that (i) is or becomes publicly available other than as a result of acts by either party in breach of the Agreement, (ii) is in the non-disclosing party’s possession prior to such disclosure or is independently derived by the non-disclosing party without the aid, application or use of the Confidential Information, (iii) is disclosed to the non-disclosing party by a third party on a non-confidential basis, or (iv) the non-disclosing party is required by law to disclose in the opinion of the non-disclosing party’s legal counsel.

“Contract Year” means each twelve (12) month period of January 1 through December 31 during the term of this Agreement. Any period during the term hereof which is less than a full twelve (12) month period is referred to herein as a Partial Contract Year.

“Cross Dock” means Product delivered to and distributed by Burris, but not owned, invoiced, or inventoried by Burris.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

“Delivery Route Mileage” means the number of miles traveled by Burris in delivering Products from the Facility to the TFM Stores on the delivery route and returning to the Facility calculated [***]or such other measurement tool as may be mutually agreed upon by the parties.

“Effective Case Rate” means for any applicable period the total of the Case Upcharge and Transportation Fees payable to Burris in such period, reduced by all those income items (if any) for which TFM receives credit as provided in Section 3 hereof during such period, divided by the number of cases Burris delivers during such period.

“Estimated Case Volume” means TFM’s estimate of the number of cases that will be ordered by TFM and shipped from the Facility to TFM Stores (excluding Cross Dock Product) for the applicable Semi-Annual Period. The initial Estimated Case Volume (on a pro rated basis) for the Semi-Annual Period through December 31, 2011 shall be [***] and TFM may, at its election, update its Estimated Case Volume based upon reasonable anticipated volumes (which determines the Case Upcharge for that period as provided in Exhibit B-1, subject to reconciliation as provided herein based upon actual volumes) for each applicable 26 week period thereafter.

“Estimated Product Case Cost” means the sum of the Estimated Inbound Product Case Cost and the applicable Case Upcharge (calculated using the Estimated Case Volume).

“Facility” means a distribution facility owned or leased by Burris in Atlanta, Georgia (the “GA Facility”) or a facility in the Mid-Atlantic reasonably acceptable to TFM including with respect to its location (for shipment and backhaul opportunity purposes) and physical plant (the “Northeast Facility”), and includes trucking operations, and buying and administrative services necessary for the production, warehousing, and delivery of Products; provided, however, that if the Northeast Facility [***].

“Freight Brokerage Income” means [***].

“Fuel Cost Adjustment” means the applicable adjustment to the Transportation Fee per mile as calculated below:

(a)	[***].

(b)	[***].

“Grocery Items” means supply items, non-food items, foodstuffs and drinks including, without limitation, any or all of the following: (i) dairy products (including without limitation milk, yogurt, ice cream, cheese and/or any other items commonly found in a grocery store and/or supermarket dairy section), (ii) produce (including without limitation vegetables, fruits and/or any other items commonly found in a grocery store and/or supermarket produce section), (iii) coffee (including without limitation whole bean, ground and by the cup), tea and candies (including without limitation packaged, bulk, and full service chocolates, confections, and other items commonly found in a grocery store and/or supermarket candy section), (iv) nuts, snack mixes, and other bulk food items, (v) bakery products (including without limitation fresh breads, desserts and/or any other items commonly found in a grocery store and/or supermarket bakery section), (vi) meat (including without limitation beef, pork and poultry), (vii) seafood (including without limitation fish, shellfish, and crustaceans), (viii) liquor, beer, wine and/or other alcoholic beverages, (ix) sandwich, deli and convenient meal solution items (including without limitation sushi, deli meats, and deli cheeses), and (x) vitamins, herbs and supplements.

“Holiday Periods” means all or any portion of the period from 12:00 A.M. on November 10 through 11:59 P.M. on January 5 of any year.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

“Inbound Product Case Costs” means [***].

“Missed Delivery” means Burris fails to make a delivery to a TFM Store within [***]of the time and day scheduled.

“On-Time Delivery” means [***] from the scheduled delivery time that Burris is required to make its first delivery stop to a given TFM store on a given delivery day.

“Obligations” means the following obligations of Burris:

i.

Throughout the term, except during Holiday Periods, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all TFM Stores and all store categories in aggregate total for quantity and dollars, and additionally, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all store categories (except [***]) in all TFM Stores for quantity and dollars;

ii.

Throughout the term, during Holiday Periods, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all TFM Stores and all store categories in aggregate total for quantity and dollars, and additionally, provide minimum in-stock performance (adjusted only for discontinued items) of [***] for all store categories (except [***]) in all TFM Stores for quantity and dollars;

iii.	Provide weekly minimum On-Time Delivery performance level at 90% of first store deliveries with expeditious, best effort delivery to all subsequent stores, time being of the essence;

iv.	Fully comply with Specifications;

v.	Use best efforts to provide TFM with the lowest cost Product sourcing as defined by effective buying, transportation cost management, and inbound freight management;

vi.	Full comply with all applicable federal, state, and local laws;

vii.	Adhere to and the practice of ethical business principles, including but not limited to, true representation of actual costs, whether or operational, that would affect TFM’s Product costs;

viii.	Burris shall at all times be Competitive; and

ix.	Strictly comply with all other provisions of this Agreement.

“Order and Delivery Schedule” means that schedule detailing the ordering of Products by TFM from Burris and the delivery of such Products to TFM by Burris.

“Out-of-Route Miles” means the number of miles driven to pick-up Transportation Backhaul that exceed the number of miles that would have been driven on the route from the applicable TFM store to the applicable Facility had no such Transportation Backhaul pick-up occurred. In each case, such mileage shall be calculated using PC*Miler or such other measurement tool as may be mutually agreed upon by the parties.

“Products” means Grocery Items and any other perishable, nonperishable and frozen food items.

“Promotional Monies” means funds provided by suppliers or vendors to reduce Inbound Product Case Cost for the purposes of providing additional profit dollars for the retailer or to provide funds for temporary price cuts from the retailer.

“Purchasing Income” means [***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

“Reconciliation Statement” means a statement detailing any and all revenues, charges, accruals, allowances, expenditures and reconciliations between:

•	the Actual Product Case Costs and the Estimated Product Case Costs;

•	the actual total Case Upcharge and the estimated total Case Upcharge;

•	the actual Purchasing Income and the estimated Purchasing Income;

•	the actual Inbound Product Case Cost and the estimated Inbound Product Case Cost;

•

the actual Transportation Fees (including Transportation Backhaul revenue and expenses and Freight Brokerage Income) and the estimated Transportation Fees (including Transportation Backhaul revenue and expenses and Freight Brokerage Income);

•	the Fuel Cost Adjustment;

•	to the extent applicable, any additional Case Upcharge for a decline in Actual Case Volume during a Contract Year as compared to the Actual Case Volume for the prior Contract Year; and

•	any other items for which a reconciliation statement is required under this Agreement.

“Regular Retail Allowances” means [***].

“Semi-Annual Period” means each six (6) month period of January 1 through June 30 and each six (6) month period of July 1 through December 31 during the term of this Agreement. Any period during the term hereof which is less than a full six (6) month period is referred to herein as a Partial Semi-Annual Period.

“Slotting Fees” means [***].

“Specialty Food Product(s)” means products that provide an added value appeal for one or more of the following reasons:

i.	Quality of ingredients, manufacturing process, and/or finished product;

ii.	Sensory appeal, flavor, consistency, texture, aroma, and/or appearance;

iii.	Presentation (branding or packaging);

iv.	Origin channel (where product was manufactured); and/or

v.	Distribution (specialty food retail outlets or sections within supermarkets/grocery stores).

“Specifications” means the specifications set forth in Exhibit A.

“Transition Period” means the period commencing [***] and the date mutually agreed upon in good faith by Burris and TFM as the date on which all transition activities have been completed to TFM’s and Burris’ reasonable satisfaction and [***].

“Transportation Backhaul” means revenue generated from transporting product on trucks after making deliveries to TFM stores. Generally, Transportation Backhaul is provided for inbound Product to the warehouse from suppliers’ or vendors’ shipping points.

“Transportation Fee” means the amount charged by Burris for delivery of Products to TFM stores. The Transportation Fee is generally calculated by [***], excluding deliveries to [***] the Transportation Fee for which stores will be calculated as set forth on Exhibit B-2.

“Transportation Rate” means the rate per mile for the applicable period set forth on Exhibit B-2.

“TFM Marks” means any registered trademarks, trade names, service marks or logos, or any other intellectual property rights of TFM.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

“TFM Store(s)” means all current and future TFM stores unless otherwise specified or designated by TFM in writing.

“Unloading Fees” means [***].

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.